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          AMENDMENT NO. 1 TO CANADIAN GUARANTEE AND SECURITY AGREEMENT


         AMENDMENT dated as of December 12, 2002 among NORTEL NETWORKS LIMITED ("NNL"), NORTEL NETWORKS INC. ("NNI"), the SUBSIDIARIES listed on the signature pages hereof, JPMORGAN CHASE BANK, as collateral agent (the "COLLATERAL AGENT") and EXPORT DEVELOPMENT CANADA.

                              W I T N E S S E T H:

         WHEREAS, NNL, NNI, the Subsidiaries party thereto and JPMorgan Chase Bank, as collateral agent, have entered into a Canadian Guarantee and Security Agreement dated as of April 4, 2002 (the "CANADIAN SECURITY AGREEMENT"); and

         WHEREAS, the parties hereto desire to amend the Canadian Security Agreement to include as secured obligations thereunder indemnity, guarantee and reimbursement obligations with respect to certain letters of credit, letters of guarantee, performance bonds, surety bonds, indemnity arrangements and similar instruments and to make certain changes consequential to the termination of the commitments under certain of the Credit Agreements, in each case as more fully set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Canadian Security Agreement shall have the meaning assigned to such term in the Canadian Security Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Canadian Security Agreement shall from and after the date hereof refer to the Canadian Security Agreement as amended hereby.

         Section 2. Amendments to Definitions. (a) Section 1(b) of the Canadian Security Agreement is amended by adding the following definitions in appropriate alphabetical order:

         "ADDITIONAL COLLATERAL DATE" means, with respect to any additional Subsidiary of NNL formed or acquired after the applicable dates referred to in
Section 31 or removed from Annex B hereto after such date in accordance with the terms of this Agreement, the date which is 30 days after such Subsidiary is formed or acquired or removed from Annex B hereto.

         "ADDITIONAL COLLATERAL LIENS" means:
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         (a)      any Lien, other than a Transaction Lien, on any property of any Lien Grantor existing on the Security Amendment No. 1 Effective Date, so long as such Lien was permitted to be incurred under the Credit Agreements under which commitments were in effect at the time of such incurrence;

         (b) Liens imposed by law for taxes, assessments, governmental charges or levies (and related interest and penalties), in each case that are not yet delinquent or in default or are being contested in good faith in appropriate proceedings;

         (c) carriers', warehousemen's, mechanics', materialmen's, landlord's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 90 days or are being contested in good faith in appropriate proceedings;

         (d) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

         (e) judgment liens in respect of judgments that do not constitute an Event of Default;

         (f) easements, zoning restrictions, rights-of-way, servitudes and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligation and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of NNL or any Subsidiary of NNL;

         (g) with respect to each Mortgaged Property or Leasehold Mortgaged Property, "Permitted Encumbrances" (as defined in the Mortgage or Leasehold Mortgage, as the case may be, relating to such property);

         (h) Liens of a bank, broker or securities intermediary on whose records a deposit account or a securities account of NNL or any Subsidiary of NNL is maintained securing the payment of customary fees and commissions to the bank, broker or securities intermediary or, with respect to a deposit account, items deposited but returned unpaid;

         (i)      Subordinated Liens permitted under Section 33(b);


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         (j)      Liens securing obligations in an aggregate amount which shall not at any time exceed $25,000,000; and

         (k) Liens consisting of put/call arrangements on any Collateral not expressly prohibited by the terms of any Credit Agreement.

         provided that, except as provided in clauses (a), (d) and (e) above, the term "Additional Collateral Liens" shall not include any Lien that secures obligations for borrowed money or with respect to deposits or advances of any kind, obligations evidenced by bonds, debentures, notes or similar instruments or guarantees of any of the foregoing.

         "COLLATERAL AND GUARANTEE REQUIREMENT" means the requirement that:

         (a) the Collateral Agent shall have received from each Subsidiary of NNL required to become a party to any Security Document in order to comply with Section 31 or Section 32, as the case may be, a supplement to such Security Document, in the form specified therein (or substantially equivalent document approved by the Collateral Agent in its reasonable discretion), duly executed and delivered on behalf of such Subsidiary;

         (b) all outstanding Equity Interests in any Material Subsidiary of NNL (other than NNI) shall have been pledged to the extent required hereunder or under any other applicable Security Document and the Collateral Agent shall have received all certificates or other instruments representing such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank to the extent required hereunder or under any other applicable Security Document;

         (c) all documents and instruments, including UCC financing statements, financing statements (and the Quebec equivalent thereof) under Canadian personal property security legislation and Mortgages (subject to Section 32(c)), required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens in the real and personal, movable and immovable property of NNL and its Subsidiaries as required hereunder or under any other Security Document and perfect or record such Liens, in each case to the extent, and with the priority, required by the applicable Security Document, shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording (and all mortgage recording taxes or similar taxes and recording fees with respect to real estate (collectively, "REAL ESTATE FEES") shall have been paid (or funds
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                  reasonably estimated by NNL to be sufficient to pay such Real
                  Estate Fees shall have been paid to the Collateral Agent));

         (d) the Collateral Agent shall have received with respect to each Mortgaged Property, (i) counterparts of a Mortgage, duly executed and delivered by the record owner of such Mortgaged Property, (ii) a title report, commitment to issue title insurance or title opinion, together with copies of all related documents, issued by a nationally recognized title insurance company or law firm, and (iii) such legal opinions and other documents as the Collateral Agent or the Required Secured Banks may reasonably request;

         (e) subject to Section 32(c), each "Lien Grantor" (as defined in any Security Document) shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations (including, if applicable, its guarantee) thereunder and the granting of the Liens granted by it thereunder; and

         (f) (i) each "Lien Grantor" (as defined in any Security Document) shall have taken all other action required of such Lien Grantor under the Security Documents to perfect, register and/or record the Liens granted by it thereunder and (ii) each "Lien Grantor" or "Subsidiary Guarantor" (in each case, as defined in any Security Document) who is a party to a Foreign Subsidiary Guarantee shall have taken all other action required of it under its Foreign Subsidiary Guarantee for the validity or enforceability of such Foreign Subsidiary Guarantee;

provided that if the Collateral Agent shall determine in its sole good faith discretion that, with respect to any asset or "Lien Grantor" or "Subsidiary Guarantor" (in each case, as defined in any Security Document), satisfaction of any or all of the conditions set forth above is impossible, impractical or unreasonably burdensome (or has been substantially, but not fully, completed), the Collateral Agent may, in its good faith discretion, consent to a waiver of any or all of such conditions with respect to such asset or such "Lien Grantor" or "Subsidiary Guarantor" (in each case, as defined in any Security Document) (which waiver may, at the option of the Collateral Agent, be limited in duration).

         "CONSOLIDATED SUBSIDIARY" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of NNL in accordance with GAAP in its consolidated financial statements if such statements were prepared as of such date.

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         "DESIGNATED CONTINGENT OBLIGATIONS" has the meaning specified in
Section 21(c).

         "EDC" means Export Development Canada.

         "EDC FACILITY" means all facilities made available by EDC to support obligations of one or more of NNL, its Subsidiaries and its affiliates arising under or relating to letters of credit, letters of guarantee, indemnity arrangements, performance bonds, surety bonds, receivables purchases and similar instruments or arrangements issued or entered into for the benefit of one or more of NNL, its Subsidiaries or its affiliates, including (x) any such facility existing on the Security Amendment No. 1 Effective Date and (y) any master facility agreement with respect to any such support entered into between EDC, NNL and any of NNL's Subsidiaries or affiliates.

         "5-YEAR AGREEMENTS" means the 2000 NNL 5-Year Agreement and the 2000 NNI 5-Year Agreement.

         "FOREIGN COLLATERAL" means all "Collateral" as defined in the Foreign Security Documents.

         "FOREIGN SECURITY DOCUMENTS" means the Foreign Subsidiary Guarantees, the NNI Foreign Pledge Agreements, the NNL Foreign Pledge Agreements and all other supplemental or additional security agreements, control agreements or similar instruments delivered pursuant thereto.

         "FOREIGN SUBSIDIARY" means a Subsidiary (which may be a corporation, limited liability company, partnership or other legal entity) organized under the laws of a jurisdiction outside the United States and Canada, and conducting substantially all its operations outside the United States and Canada.

         "FOREIGN SUBSIDIARY GUARANTEE" means each document listed on Annex C under the heading "Foreign Subsidiary Guarantees" and each other guarantee in form and substance reasonably satisfactory to the Collateral Agent pursuant to which a Material Subsidiary shall have guaranteed the obligations of NNL or NNI under the Loan Documents, as amended, restated, supplemented or replaced from time to time.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, applied on a basis consistent (except for changes concurred in by NNL's independent public accountants) with the most recent audited consolidated financial statements of NNL and its Consolidated Subsidiaries delivered to the Collateral Agent.


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         "LEASEHOLD MORTGAGE" means each document listed on Annex C under the heading "Leasehold Mortgages", as such document may be amended, restated, supplemented or replaced from time to time.

         "LEASEHOLD MORTGAGED PROPERTY" means each parcel of real property and any improvements located thereon and rights appurtenant thereto leased by a "Lien Grantor" (as defined in any Security Document) that is subject to a Leasehold Mortgage.

         "MORTGAGE" means each document listed on Annex C under the heading "Mortgages", as such document may be amended, restated, supplemented or replaced from time to time, and each other mortgage, deed of trust, charge, debenture, hypothec or other security document granting a Lien on or in any Mortgaged Property to secure the Secured Obligations. Each Mortgage shall be substantially in the form of the Mortgages listed in Annex C (as amended on the Security Amendment No. 1 Effective Date), with such changes as are reasonably recommended by counsel to the Collateral Agent in each jurisdiction in the United States or Canada in which a Mortgaged Property is located, or in such other form as such counsel reasonably recommends, in each case to the extent necessary or appropriate to comply with local law or convention.

         "MORTGAGED PROPERTY" means each parcel of real property and any improvements located thereon and rights appurtenant thereto owned by a Lien Grantor that is either (i) subject to a Mortgage listed on Annex C or (ii) subject to a Transaction Lien granted after the Security Amendment No. 1 Effective Date pursuant to Section 31 or Section 32.

         "NNI FOREIGN PLEDGE AGREEMENT" means each document listed on Annex C under the heading "NNI Foreign Pledge Agreement", as such document may be amended, restated, supplemented or replaced from time to time.

         "NNL FOREIGN PLEDGE AGREEMENT" means each document listed on Annex C under the heading "NNL Foreign Pledge Agreements", as such document may be amended, restated, supplemented or replaced from time to time.

         "PERMITTED INVESTMENTS" means investments in:

         (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States or Canada (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States or Canada, as the case may be), in each case maturing within one year from the date of acquisition thereof;

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         (ii)     commercial paper maturing within one year from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P, Moody's or Dominion Bond Rating Services Limited;

         (iii) certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any State thereof or Canada which has a combined capital and surplus and undivided profits of at least $500,000,000;

         (iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above; and

         (v) any other investments made in compliance with Corporate Procedure No. 303.30 of NNC with respect to cash investments and safe custody arrangements, substantially as in effect on December 20, 2001.

         "PURCHASE MONEY MORTGAGE" means, with respect to any Lien Grantor, (i) a mortgage on or security interest in property existing at the time of acquisition thereof by such Lien Grantor and not incurred in contemplation of such acquisition and (ii) any mortgage on or security interest in any property acquired, constructed or improved by such Lien Grantor incurred after the date hereof which is related solely to, and is created or assumed contemporaneously with, or within 180 days after, such acquisition, or completion of such construction or improvement, to secure or provide for the payment of the purchase price thereof or the cost of construction or improvement thereon incurred after the date hereof (including the cost of any underlying real property); provided that in the case of any such acquisition, construction or improvement, the mortgage or security interest shall not apply to any property previously owned by such Lien Grantor other than, in the case of any such construction or improvement, any real property, theretofore substantially unimproved for the purposes of such Lien Grantor, on which the property so constructed, or the improvement, is located and other than a fixture on the real property on which the property so constructed, or the improvement, is located; and provided further that the amount secured by the mortgage or security interest shall not exceed the purchase price thereof or the cost of construction or improvement thereon plus reasonable fees and expenses with respect thereto.
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         "SECURITY AMENDMENT NO. 1 EFFECTIVE DATE" means the date on which all of the conditions to effectiveness of Amendment No. 1 to this Agreement are satisfied.

         "TERMINATED" or "TERMINATION" means, with respect to any 5-Year Agreement, that (i) all commitments to extend credit under such 5-Year Agreement shall have been terminated or expired, (ii) all Non-Contingent Secured Obligations arising under such 5-Year Agreement shall have been paid in full, and (iii) no Contingent Secured Obligation shall remain outstanding under such 5-Year Agreement other than any indemnity claims that have not been asserted on or prior to the date on which the conditions set forth in clauses (i) and (ii) have been satisfied.

         "U.S. SUBSIDIARY" means, with respect to any Person, any Subsidiary (which may be a corporation, limited liability company, partnership or other legal entity) organized under the laws of the United States or any state thereof.

         (b) Section 1(b) of the Canadian Security Agreement is amended by amending each of the following definitions to read in its entirety as follows:

         "BANKS" means the banks party to the 5-Year Agreements.

         "BANK TERMINATION DATE" means the first date on which all of the following conditions are satisfied:

                  (i) all commitments to extend credit under the 5-Year Agreements and the EDC Facility shall have expired or been terminated and the EDC Facility shall not be in effect;

                  (ii) all Non-Contingent Secured Obligations either (x) arising under the 5-Year Agreements or (y) arising under Designated Contingent Obligations of the type described in Section 21(c)(iii) shall have been paid in full; and

                  (iii) no Contingent Secured Obligation either (x) arising under the 5-Year Agreements or (y) which are Designated Contingent Obligations of the type described in Section 21(c)(iii) shall remain outstanding, in each case other than any general indemnification provisions (such as those set forth in Sections 8.03, 8.04 and 9.03 of the 2000 NNL 5-Year Agreement) and the like, as to which no claim has been asserted on or prior to such date;

provided that the condition in clause (i) shall not apply to the EDC Facility, and the conditions in clauses (ii) and (iii) shall not apply to Designated Contingent Obligations of the type described in Section 21(c)(iii), in each case if the Lien

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Grantors have granted to the Collateral Agent, for the benefit of EDC, a first priority perfected security interest in assets owned by the Lien Grantors satisfactory to EDC in its sole discretion; it being understood that, so long as no Specified Event of Default under the EDC Facility has occurred and is continuing, granting a first priority perfected security interest in cash in U.S. or Canadian dollars as reasonably calculated by EDC in an amount equal to or exceeding 100% of the aggregate face amount of all Designated Contingent Obligations of the type described in Section 21(c)(iii), plus the amount of any remaining commitments under the EDC Facility plus an amount deemed by EDC, acting reasonably, to be sufficient to cover any fees, expenses or other amounts thereunder shall be deemed to be satisfactory to EDC if such cash is delivered to EDC or maintained in a Deposit Account or Securities Account in the United States or Canada with a bank or securities intermediary with a rating from each of Moody's and S&P of at least "A" on its senior, unsecured long-term debt and the documents therefor are acceptable to EDC.

         "CAPITAL MARKETS EVENT" means the issuance or incurrence by NNL or any Material Subsidiary of any (i) indebtedness for borrowed money in respect of debt securities issued in a public offering or a private placement or (ii) syndicated lines of credit or other credit facilities. For the purpose of this definition, the indebtedness of any Person shall include the debt of others which is (x) secured by (or for which the holder of such debt has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the debt secured thereby has been assumed, or (y) guaranteed by such Person.

         "COLLATERAL" means all property, except for Real Property Collateral, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Agent pursuant to, and has not been released in accordance with, the Security Documents. When used with respect to a specific Lien Grantor, the term "Collateral" means any of the foregoing Collateral in which such a Lien is so granted or purports to be so granted by such Lien Grantor and has not been so released.

         "CREDIT AGREEMENTS" means the EDC Facility and, so long as the 5-Year Agreements shall not have been Terminated, the 5-Year Agreements; and any reference to the "principal amount" of or outstanding under any Credit Agreement includes the outstanding principal or face amount of obligations, contingent or otherwise, of NNL and its Subsidiaries under the EDC Facility.

         "EVENT OF DEFAULT" means the occurrence and continuance of any "Event of Default" as defined in any Credit Agreement (with respect to the 5-Year Agreements, after giving effect to Section 34).

         "GUARANTEE AND SECURITY AGREEMENT SUPPLEMENT" means a Guarantee and Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Collateral Agent and EDC for the purpose of adding a Subsidiary as a party hereto pursuant to section 20 and/or adding additional property to the Collateral.

         "MATERIAL SUBSIDIARY" means any Subsidiary of NNL other than those set forth on Annex B hereto, as the same may be amended from time to time by NNL, with the consent of the Collateral Agent (not to be unreasonably withheld) (i) to include Subsidiaries of NNL which cannot be (for legal or contractual reasons), or for which, in the good faith discretion of NNL and the Collateral Agent, it would be unduly burdensome (whether because of law, collateral value or otherwise) to be, "Lien Grantors" or "Subsidiary Guarantors" (in each case, as defined in any Security Document), or (ii) to exclude Subsidiaries of NNL then set forth on such Annex B; provided that the Subsidiaries of NNL listed on Annex B hereto shall in no event, if aggregated and considered as a single Subsidiary, account for more than 13.2% of consolidated revenues of NNL and its Subsidiaries (excluding the revenues of the joint ventures identified in Annex B hereto) set forth in the most recent audited consolidated financial statements of NNL and its Consolidated Subsidiaries delivered to EDC and the Banks or made available to the public.

         "NNI BANK OBLIGATIONS" means (i) all principal of and interest (including, without limitation, any Post-Petition Interest) on any loan under, or any note issued pursuant to, the NNI Credit Agreements, (ii) all other amounts payable by NNI under the NNI Credit Agreements, (iii) all obligations of NNI under Section 2 of the U.S. Security Agreement and (iv) any renewals or extensions of any of the foregoing.

         "NNI CREDIT AGREEMENTS" means the 2000 NNI 5-Year Agreement.

         "NNL GUARANTEED OBLIGATIONS" means (i) the NNI Hedging Obligations,
(ii) the NNFI Hedging Obligations, (iii) the NNI Bank Obligations, (iv) any Designated Bank Debt (other than Designated Bank Debt of NNL) and (v) any Designated Capital Markets Debt (other than Designated Capital Markets Debt of
NNL).

         "NNI SECURED OBLIGATIONS" means (i) the NNI Bank Obligations, (ii) the NNI Hedging Obligations, (iii) any Designated Bank Debt of NNI and (iv) any Designated Capital Markets Debt of NNI.

         "NNL BANK OBLIGATIONS" means (i) all principal of and interest (including, without limitation, any Post-Petition Interest) on any loan under, or any note issued pursuant to the NNL Credit Agreements, (ii) all other amounts payable by NNL under the NNL Credit Agreements, (iii) all obligations of NNL under Article 9 of the NNI Credit Agreements; and (iv) any renewals or extensions of any of the foregoing.

         "NNL CREDIT AGREEMENTS" means the 2000 NNL 5-Year Agreement.

         "NNL SECURED OBLIGATIONS" means (i) the NNL Bank Obligations, (ii) the NNL Bond Obligations, (iii) the NNL Hedging Obligations, (iv) the NNL Guaranteed Obligations, (v) the Designated Bank Debt of NNL and (vi) any Designated Capital Markets Debt of NNL.

         "PERMITTED LIENS" means (i) the Transaction Liens and (ii) Additional Collateral Liens.

         "REQUIRED SECURED BANKS" means (i) EDC and (ii) so long as the 5-Year Agreements shall not have been Terminated, Banks having at least 51% of the aggregate amount, without duplication, of (x) the "Commitments" under each of the 5-Year Agreements and (y) the aggregate unpaid principal amount of the "Loans" under each of the 5-Year Agreements; provided that, if at any time there are no loans outstanding under the 5-Year Agreements, then, solely for the purpose of exercising, or requesting or demanding the Collateral Agent to exercise, any rights or remedies available to the Secured Parties upon the occurrence of an "Event of Default" under the EDC Facility, "Required Secured Banks" at such time shall exclude the Banks.

         "SECURITY DOCUMENTS" means this Agreement, the U.S. Security Agreement, the Guarantee and Security Agreement Supplements, the Cash Collateral Agreements, the Intellectual Property Security Agreements, the Hypothecs and all other supplemental or additional security agreements or similar instruments delivered pursuant to any Credit Agreement or any other Security Document (other than any such agreement or instrument with respect to real property).

         "SPECIFIED EVENT OF DEFAULT" means (a) so long as the 5-Year Agreements shall not have been Terminated, an event described in Section 6.01(a), (f), or
(g) of the 5-Year Agreements or any Event of Default caused by a breach of any financial covenant contained in the 5-Year Agreements and (b) any event described in the EDC Facility as a "Specified Event of Default".

         "SUBSIDIARY GUARANTOR" means each Subsidiary of NNL listed on the signature pages hereof under the caption "Subsidiary Guarantor" and each Subsidiary of NNI or NNL that shall, at any time after the date hereof, become a "Subsidiary Guarantor" pursuant to Section 20 in each case if such Subsidiary is a Canadian Subsidiary and is not listed on Annex B.

         "TOTAL COLLATERAL" means all the "Collateral", "Mortgaged Property", "Leasehold Mortgaged Property" and "Trust Property" as defined in any Security Document, taken as a whole, and including in addition, for purposes of this definition, Foreign Subsidiary Guarantees.

         "U.S. SECURITY AGREEMENT" means the U.S. guarantee and security agreement dated as of April 4, 2002 among NNL, NNI, the Subsidiaries party thereto and JPMorgan Chase Bank, as Collateral Agent, as amended from time to time.

         Section 3. Amendment to Grant of Transaction Liens. Section 3(a) of the Canadian Security Agreement is amended by deleting "and" immediately preceding clause N of the proviso thereto and inserting "," and by adding immediately after the word "term" at the end of clause N of the proviso thereto the following new clauses:

                  ", (O) any asset of such Lien Grantor for so long as such asset is subject to a Purchase Money Mortgage and (P) any fixed asset in which such Lien Grantor's sole interest is as lessee under a capital lease of such asset (as determined in accordance with GAAP)"

         Section 4. Amendment of Application of Proceeds Provision. Section 14 of the Canadian Security Agreement is amended by adding immediately after "2001 Indenture" at the end of clause (a)(1) thereof the words "or any amounts owing to EDC under the EDC Facility and consisting of reimbursement obligations with respect to fees and expenses incurred by EDC".

         Section 5. Amendment of Release of Collateral Provisions. Section 19 of the Canadian Security Agreement is amended by deleting paragraphs (b), (c),
(d), (e), (f) and (g) thereof in their entirety and inserting immediately after paragraph (a) the following new paragraphs:

         (b) Concurrently with any sale, exchange, assignment, lease or other disposition of any item of Collateral by any Lien Grantor (except a lease or a sale, exchange, assignment or other disposition (x) to another Lien Grantor whose "Secured Obligations" hereunder include "Secured Obligations" of the Lien Grantor effecting such sale or other disposition or (y) that results in the creation of one or more Liens, other than solely one or more Additional Collateral Liens) not expressly prohibited by any Credit Agreement or by this Agreement, the Transaction Liens on the assets sold or otherwise disposed of (but not in any Proceeds arising from such sale or other disposition) will cease immediately without any action by the Collateral Agent or any other Secured Party; provided that no Specified Event of Default shall have occurred and be continuing or would result therefrom.


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         (c) Upon any Collateral of any Lien Grantor becoming Transferred
Receivables or Related Transferred Rights, the Transaction Lien thereon (but not in any Proceeds thereof) shall cease, and will be deemed to have ceased immediately prior to such Collateral becoming Transferred Receivables or Related Transferred Rights, without any action by the Collateral Agent or any other Secured Party; provided that no Specified Event of Default shall have occurred and be continuing or would result therefrom. The Collateral Agent shall be fully protected in relying on a certificate of the relevant Lien Grantor stating that any Collateral qualifies as Transferred Receivables or Related Transferred Rights.

         (d) Upon any Collateral of any Lien Grantor consisting of cash, cash equivalents or Permitted Investments becoming the subject of a hedging transaction not expressly prohibited by the terms of any Credit Agreement, the Transaction Lien thereon (but not in any Proceeds of such Lien Grantor's rights under such hedging transaction or Proceeds of any such hedge) will cease immediately without any action by the Collateral Agent or any other Secured Party; provided that no Specified Event of Default shall have occurred and be continuing or would result therefrom.

         (e) Upon any Collateral of any Lien Grantor consisting of Securities subject to a put/call arrangement not expressly prohibited by the terms of any Credit Agreement being transferred to any Person other than another Lien Grantor as a result of the exercise of such put/call arrangement, the Transaction Lien thereon (but not in any Proceeds thereof) will cease immediately without any action by the Collateral Agent or any other Secured Party; provided that no Specified Event of Default shall have occurred and be continuing or would result therefrom.

         (f) Upon any Collateral of any Lien Grantor becoming subject to any Sale and Leaseback Transaction not prohibited under the terms of any Credit Agreement, the Transaction Lien thereon (but not in any Proceeds of such Sale and Leaseback Transaction) will cease immediately without any action by the Collateral Agent or any other Secured Party; provided that no Specified Event of Default shall have occurred and be continuing or would result therefrom. For the purpose of this paragraph (f), "SALE AND LEASEBACK TRANSACTION" means any arrangement whereby any Lien Grantor shall directly or indirectly sell or otherwise transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred.

         (g) Upon any Collateral of any Lien Grantor consisting of cash or cash equivalents or Permitted Investments becoming subject to a Lien (a "THIRD PARTY LIEN") securing (i) the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds, indemnity arrangements and guarantees and other obligations of a like nature, in each case in the ordinary course of business or (ii) obligations under letters of credit and letters of guarantee issued to support (x) trade or performance obligations or
(y) obligations under operating leases, in the case of this paragraph (ii), incurred in the ordinary course of business and for legitimate business purposes (any such Collateral, "RELEASED CASH COLLATERAL"), the Transaction Lien thereon (but not any Proceeds thereof other than, to the extent they might otherwise constitute Proceeds, any amounts constituting payment on or with respect to any Released Cash Collateral, or any investments made with such Released Cash Collateral, in each case (x) made after the release of the Transaction Lien thereon in accordance with this paragraph (g) and (y) only to the extent that such Released Cash Collateral (or investments made with such Released Cash Collateral) remain subject to the Third Party Lien) will cease immediately without any action by the Collateral Agent or any other Secured Party; provided that no Specified Event of Default shall have occurred and be continuing or would result therefrom.

         (h) In addition to the foregoing, at any time before the Transaction Liens terminate, the Collateral Agent may (i) release any Collateral (but not all or any substantial part of the Total Collateral) with the prior written consent of the Required Secured Banks, (ii) release all or any substantial part of the Total Collateral with the prior written consent of EDC and, so long as the 5-Year Agreements shall not have been Terminated, all the Banks, (iii) amend this Agreement so that the Secured Obligations of any Lien Grantor exclude the obligations of such Lien Grantor under any 5-Year Agreement with the prior written consent of all Banks party to such 5-Year Agreement or (iv) amend this Agreement so that the Secured Obligations of any Lien Grantor exclude the obligations of such Lien Grantor with respect to any Designated Bank Debt held by EDC with the prior written consent of EDC.

         (i) Upon any termination of a Transaction Lien or release of Collateral, or change in the Secured Obligations of any Lien Grantor, the Collateral Agent will promptly, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Transaction Lien or the release of such Collateral, or change in the Secured Obligations, as the case may be, and shall deliver to such Lien Grantor any documents or instruments, including without limitation stock certificates, evidencing any Collateral no longer subject to any Transaction Liens in each case subject only to (i) the delivery of the certificate referred to in paragraph (c) above and
(ii) evidence reasonably satisfactory to the Collateral Agent that the Collateral purported to be released under (b), (d), (e), (f) or (g) in fact qualifies for such release (which evidence may take the form of a certificate to that effect from NNL, and the Collateral Agent shall be fully protected in relying on any such certificate).

         Section 6. Additional Lien Grantors. Section 20 of the Canadian Security Agreement is amended to read in its entirety as follows:

         SECTION 20. Additional Lien Grantors. Any Person may become a party hereto by signing and delivering to the Collateral Agent and EDC a Guarantee and Security Agreement Supplement, whereupon such Person shall become a "Subsidiary Guarantor" and a "Lien Grantor" as defined herein.

         Section 7. Inclusion of Additional Secured Obligations. Section 21 of the Canadian Security Agreement is amended by deleting paragraphs (b) and (c) thereof and replacing them with the following new paragraphs:

         (b) NNI or NNL may from time to time designate any indebtedness constituting a Capital Markets Event ("DESIGNATED CAPITAL MARKETS DEBT") as (i) an additional Secured Obligation and (ii) as an additional Guaranteed Obligation (other than for Designated Capital Markets Debt of NNI or NNL, as applicable), in each case, for the purposes hereof, by delivering to the Collateral Agent a certificate signed by a financial officer that (i) identifies such indebtedness and the material terms thereof and (ii) states that the obligations thereunder are designated as Secured Obligations and Guaranteed Obligations for the purposes hereof; provided that the amount of Designated Capital Markets Debt designated under this Agreement and any other Security Document shall at no time exceed $2,700,000,000 (excluding any refinancing of debt securities outstanding on the Security Amendment No. 1 Effective Date, provided that such refinancing is completed within 90 days of the maturity of such debt securities).

         (c) NNL or NNI may from time to time designate as (i) an additional Secured Obligation and (ii) as an additional Guaranteed Obligation (other than for Designated Bank Debt of NNL or NNI, as applicable), in each case, for the purposes hereof:

                  (i) any indebtedness for borrowed money incurred or guaranteed by NNL or any Material Subsidiary to any Bank or any wholly-owned subsidiary of any Bank or any other financial institution ("DESIGNATED INDEBTEDNESS");

                  (ii) any obligations, contingent or otherwise (including reimbursement or indemnity obligations) owed by any Lien Grantor to any Bank or any wholly-owned subsidiary of any Bank or any other financial institution (which term includes any insurance company) with respect to letters of credit, letters of guarantee, performance bonds, surety bonds or equivalent contingent instruments (other than instruments to support obligations under indebtedness for borrowed money) issued in the ordinary course of business; and

                  (iii) any indemnity, reimbursement or guarantee obligations owed by any Lien Grantor to EDC arising under the EDC Facility (the obligations referred to in (ii) and (iii), the "DESIGNATED CONTINGENT OBLIGATIONS" and, together with Designated Indebtedness, "DESIGNATED BANK DEBT"), in each case by delivering to the Collateral Agent a certificate signed by a financial officer of NNI or NNL, as the case may be, that (A) identifies such obligations and the material terms thereof and (B) states that such indebtedness or other obligation is designated as a Secured Obligation and Guaranteed Obligation; provided that (x) the aggregate amount of indebtedness described in
Section 21(c)(i) designated as "Designated Indebtedness" under this Agreement and any other Security Document shall at no time exceed $300,000,000 in aggregate principal amount and (y) the aggregate amount of obligations described in Section 21(c)(ii) and Section 21(c)(iii) and designated as "Designated Contingent Obligations" under this Agreement and any other Security Document shall at no time exceed $1,100,000,000 in aggregate maximum possible outstanding principal and face amount; and provided further that no indebtedness owed by any U.S. Subsidiary of NNI may be designated as a Guaranteed Obligation of any Lien Grantor which is a non-U.S. Subsidiary of such U.S. Subsidiary of NNI.

         Section 8. Additional Collateral, Guarantee and Negative Pledge Covenants. The Canadian Security Agreement is amended by adding immediately after Section 30 thereof the following new Sections:

         SECTION 31. Additional Subsidiaries. If any additional Subsidiary of NNL is formed or acquired after (x) if such additional Subsidiary is a U.S. Subsidiary, January 15, 2002, (y) if such Subsidiary is a Canadian Subsidiary, January 31, 2002 and (z) otherwise, February 28, 2002, NNL will, within five Business Days after such Subsidiary is formed or acquired, notify the Collateral Agent thereof. If such additional Subsidiary formed or acquired after the applicable date set forth in the immediately preceding sentence is a Material Subsidiary, or if any Subsidiary of NNL becomes a Material Subsidiary as a result of a modification to Annex B, then:

                  (i) if such Subsidiary is (1) a Subsidiary of NNI and (2) not a U.S. Subsidiary, NNI will on or prior to the Additional Collateral Date cause all Equity Interests in such Material Subsidiary directly owned by NNI or any Subsidiary of NNI that is a U.S. Subsidiary to be added to the Collateral subject to an NNI Foreign Pledge Agreement (or substantially equivalent document approved by the Collateral Agent in its reasonable discretion); provided that NNI and NNI's Subsidiaries will not be required to pledge the Equity Interests of any such Subsidiary to the extent Equity Interests of any such Subsidiary representing more than 66% of all voting power of all Equity Interests in such Subsidiary would be subject to such pledge. NNI may, instead of complying with the foregoing sentence, deliver a Foreign Subsidiary Guarantee, whereupon such Material Subsidiary will become a "Subsidiary Guarantor" (as defined in any Security Document) for purposes of the Security Documents;

                  (ii) if such Subsidiary is (1) a Subsidiary of NNL (other than NNI), (2) not a Subsidiary of NNI and (3) not a Canadian Subsidiary, NNL will, on or prior to the Additional Collateral Date, cause any Equity Interest in such Material Subsidiary owned by NNL or any Subsidiary (other than a Subsidiary of NNI that is not a U.S. Subsidiary) to be added to the Collateral subject to an NNL Foreign Pledge Agreement (or substantially equivalent document approved by the Collateral Agent in its reasonable discretion). NNL may, instead of complying with the foregoing sentence, deliver a Foreign Subsidiary Guarantee, whereupon such Material Subsidiary will become a "Subsidiary Guarantor" (as defined in any Security Document) for purposes of the Security Documents;

                  (iii) if such Subsidiary is (1) a Subsidiary of NNI, (2) a U.S. Subsidiary and (3) not a direct Subsidiary of a Foreign Subsidiary, NNI will, on or prior to the Additional Collateral Date, cause any Equity Interest in such Material Subsidiary owned by NNI or any Subsidiary of NNI to be added to the Collateral subject to the U.S. Security Agreement;

                  (iv) if such Subsidiary is (1) a Subsidiary of NNL, (2) a Canadian Subsidiary and (3) not a direct Subsidiary of a non-Canadian Subsidiary, NNL will, on or prior to the Additional Collateral Date, cause any Equity Interest in such Material Subsidiary owned by NNL or any Subsidiary of NNL to be added to the Collateral subject to this Agreement; and

                  (v) if such Material Subsidiary is organized under the laws of a jurisdiction in the United States or Canada and is not prohibited by applicable law or regulation from securing the Secured Obligations (as defined in clause (iii) of the definition thereof), NNL shall, on or prior to the Additional Collateral Date, promptly cause such Material Subsidiary to become a party to the U.S. Security Agreement or this Agreement, as applicable, whereupon such Material Subsidiary will become a "Lien Grantor" and, if applicable, "Subsidiary Guarantor" (in each case, as defined in any Security Document) for the purpose of the Security Documents and, during a Collateral Period and subject to
         Section 32(c), cause the Collateral and Guarantee Requirement to be satisfied with respect to such Material Subsidiary.

         SECTION 32. Further Assurances. (a) During the Collateral Period and subject to Section 32(c), each Lien Grantor will execute and deliver any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, financing change statements, fixture filings, mortgages, deeds of trust and other documents), that may be required under any applicable law, or that the Collateral Agent, EDC or the Required Secured Banks may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at NNL's expense. NNL will provide to the Collateral Agent, from time to time upon request, evidence reasonably satisfactory to the Collateral Agent as to the perfection and priority of the Transaction Liens created or intended to be created by the Security Documents.

         (b) Each of NNL and NNI will cause to be delivered to the Collateral Agent Mortgages on real property located in the United States or Canada acquired by it or any Material Subsidiary on or after the Security Amendment No.1 Effective Date to the extent that each such owned real property has a fair market value of $5,000,000 or more. Any documents required to be delivered to the Collateral Agent pursuant to clauses (ii) and (iii) of paragraph (d) of the definition of Collateral and Guarantee Requirement in connection with any such Mortgages shall be substantially in the same form as previously delivered to the Collateral Agent in connection with the existing Mortgages, and shall be delivered within 30 days of acquisition of such real property. Each of NNL and NNI represents and warrants that none of NNL, NNI and the Material Subsidiaries has during the period commencing on December 20, 2001 and ending on the Security Amendment No. 1 Effective Date acquired any real property, which, if acquired on or after the Security Amendment No. 1 Effective Date, would be required to be subject to a Mortgage in accordance with this Section 32(b).

         (c) If the Collateral Agent shall determine in its sole good faith discretion that, with respect to any asset or "Lien Grantor" or "Subsidiary Guarantor" (in each case, as defined in any Security Document), satisfaction of any or all of the requirements set forth in this Section 32 or Section 31 is impossible, impractical or unreasonably burdensome (or has been substantially, but not fully, completed), the Collateral Agent may, in its good faith discretion, consent to a waiver of any or all of such requirements with respect to such asset or "Lien Grantor" or "Subsidiary Guarantor" (in each case, as defined in any Security Document) (which waiver (x) may, at the option of the Collateral Agent, be limited in duration and (y) shall in any event be granted and be unlimited in duration if such Collateral is De Minimis Collateral). "DE MINIMIS COLLATERAL" means any Equity Interests in any Foreign Subsidiary so long as such Equity Interests, together with all other Equity Interests that constitute or are proposed to constitute "De Minimis Collateral", constitute the Equity Interests of Persons that (together with their consolidated subsidiaries, without duplication) in the aggregate have consolidated revenues that are less than 5% of the consolidated revenues of NNL and its Subsidiaries, as set forth in the most recent audited consolidated financial statements of NNL and its Consolidated Subsidiaries delivered to EDC and, prior to the Termination of the 5-Year Agreements, the Banks, or made publicly available. Without limiting any other obligations of any Lien Grantor set forth in this Agreement, each Lien Grantor agrees that it will use its commercially reasonable efforts to ensure that the pledges with respect to any Equity Interests that constitute De Minimis Collateral are validly created and perfected (i.e. made enforceable against the Lien Grantor and third parties). Promptly after any such waiver by the Collateral Agent, the Collateral Agent shall inform EDC and the Banks of such waiver in reasonable detail.

         SECTION 33. Negative Pledge. (a) No Lien Grantor will create or permit to exist any Lien on any Collateral now owned or hereafter acquired by it, or, except to the extent contemplated by Section 19(c), assign or sell any income, revenues (including accounts receivable) or rights, in each case in respect of any Collateral, except Permitted Liens.

         (b) The parties hereto agree that, in addition to the Transaction Liens, any Designated Contingent Obligation owed to EDC may also be secured by a separate Lien (the "SUBORDINATED LIEN") on all or any portion of the Collateral, if such Lien is subordinated and second in priority to the Transaction Liens, which Subordinated Lien shall be created under separate security documents, provided that, until such time as the 5-Year Agreements shall have been Terminated, the security documents relating to any Subordinated Lien shall contain provisions with respect to subordination and voting which are no less favourable to the Banks than those set forth in Annex D hereto, with such changes as the Collateral Agent shall approve (the "SUBORDINATION PROVISIONS"). If advised by counsel to the Collateral Agent that doing so is necessary in order to ensure the enforceability of the Subordination Provisions, the Collateral Agent shall be a party to any security document or other document containing any such provision so long as such document contains exculpatory and indemnity provisions satisfactory to the Collateral Agent in its discretion; provided that the Collateral Agent's consent shall not be required for any waiver, amendment, change or variation of any such security document or other document which does not affect the Subordination Provisions, any rights or obligations of the Collateral Agent or any exculpatory or indemnity provision benefiting the Collateral Agent, unless counsel to the Collateral Agent advises that such consent is necessary to ensure the enforceability of the Subordination Provisions.

         SECTION 34. Events of Default under 5-Year Agreements. Each of the parties hereto agree that, in addition to the other "Events of Default" set forth in the 5-Year Agreements, on and after the Security Agreement No. 1 Effective Date, an "Event of Default" shall be deemed to have occurred under the 5-Year Agreements if:

         (a) any Lien Grantor shall fail to observe or perform any covenant or agreement contained in any Security Document (except any covenant or agreement
(i) set forth in any Foreign Security Document or (ii) to the extent, and solely to the extent, that such covenant or agreement relates to Foreign Collateral) and such Lien Grantor does not remedy the failure on or before 45 days after notice thereof has been given to NNI and NNL by the Collateral Agent at the request of any Bank;

         (b) any Lien purported to be created under any Security Document (other than any Foreign Security Document) relating to one or more items of Collateral (other than Foreign Collateral) with an aggregate value determined by the Collateral Agent in its sole discretion (which determination may be based solely upon information furnished by NNL or the Collateral Agent) to exceed $5,000,000 fails to be, or is asserted by any Lien Grantor not to be, a valid and, to the extent required by the Security Documents, perfected Lien on such Collateral, with the priority required by the applicable Security Document, except (x) as a result of a sale or other disposition of the applicable Collateral in a transaction permitted under the Credit Agreements and the Security Documents (other than the Foreign Security Documents) or (y) as a result of the Collateral Agent's failure to maintain possession of any stock certificates, promissory notes or other documents delivered to it under the Security Documents and the relevant Lien Grantor shall not have remedied such failure on or before 45 days after the day on which such Lien Grantor first becomes aware of such failure or the relevant Lien Grantor shall not have withdrawn such assertion within 45 days after such assertion is first made;

         (c) the guarantee by NNL or any other Guarantor hereunder fails to constitute a valid and binding agreement of NNL or such other Guarantor, or any Lien Grantor so asserts in writing, and such failure shall not have been remedied on or before 45 days after the day on which NNL first becomes aware of such failure, or such Lien Grantor shall not have withdrawn such assertion within 45 days after such assertion is first made; or

         (d) at any time an "Event of Default" as defined in the EDC Facility shall have occurred and either (i) Designated Contingent Obligations owing to EDC have been cash collateralized as a result of such Event of Default or (ii) EDC has taken any action, or has requested or demanded that the Collateral Agent take any action, for the purpose of exercising any rights or remedies available to the Secured Parties upon the occurrence of an "Event of Default" as defined in such EDC Facility (including the right to have Designated Contingent Obligations cash collateralized); provided that at such time, the aggregate principal amount of all Designated Contingent Obligations which have been cash collateralized as described in clause (i) above, plus the aggregate principal amount of all Designated Contingent Obligations with respect to which any action of the type described in clause (ii) above shall have been taken, in each case since the

Security Amendment No. 1 Effective Date, shall be equal to or greater than $100,000,000;

provided that none of the above events set forth in paragraphs (a), (b) or (c) above shall constitute an "Event of Default" or a "Default" for the purpose of
Section 3.02(d) of the 5-Year Agreements.

         Section 9. Annexes and Schedules.

         (a) The Security Agreement is amended by adding immediately after
Schedule 2 thereto, Annex A, Annex B, Annex C, Annex D, Annex E, Annex F, Annex G and Annex H attached hereto as Annex A, Annex B, Annex C, Annex D, Annex E, Annex F, Annex G and Annex H thereto, respectively;

         (b) Exhibit A to the Canadian Security Agreement is amended by adding the words "from time to time" in the last line of the second recital immediately after the word "supplemented";

         (c) Exhibit F to the Canadian Security Agreement is amended by adding the words "(as amended and/or supplemented from time to time)" in the third line of the first paragraph immediately after the words "being April 4, 2002".

         Section 10. Miscellaneous Amendments. (a) Section 4(e) of the Canadian Security Agreement is amended by inserting after "on the date of this Agreement" in the first and second sentences thereof the words "or the date on which such Equity Interests are pledged, in the case of Subsidiaries which become Lien Grantors after the date of this Agreement".

         (b) Section 5 of the Canadian Security Agreement is amended by deleting paragraph (b) thereof and replacing it with the following new paragraph:

                  "(b) [intentionally omitted]".

         (c) Section 5 of the Canadian Security Agreement is amended by deleting paragraph (h) thereof and replacing it with the following new paragraph:

         "(h) Each Subsidiary that becomes a Lien Grantor under Section 31 that owns movable property situated in Quebec shall execute and deliver to the Collateral Agent (i) a deed of Hypothec in respect of a universality of all movable property owned by such Lien Grantor in Quebec and issue of bonds, bond certificate and pledge agreement (all substantially in the same form as the Hypothecs previously delivered to the Collateral Agent, with such amendments and modifications as are necessary to satisfy the intent of this Agreement or which the Collateral Agent may reasonably request), and (ii) all other ancillary and supplementary documents or documentation required for registration with respect to any of the foregoing, in each case, within the time periods provided under Section 31(v).

         (d) Section 8(d) of the Canadian Security Agreement is amended by adding the words "or (z) a Specified Event of Default under the EDC Facility has occurred and is continuing" immediately after the word "accelerated".

         (e) Section 12 of the Canadian Security Agreement is amended by deleting the words "and, if applicable, applied in accordance with the prepayment provisions of the 2001 364-Day Agreements".

         (f) Section 15 of the Canadian Security Agreement is amended by deleting "Credit Agreements" where it appears in the penultimate sentence thereof and replacing it with "5-Year Agreements, if they shall not have been Terminated or 2% plus the overnight federal funds rate if the 5-Year Agreements shall have been Terminated".

         (g) Section 16 of the Canadian Security Agreement is amended by adding the words "and EDC" in the third line of the last paragraph immediately after the words "the Banks", and by adding the words "EDC and" in the fifth line of the last paragraph immediately before the words "all present and future".

         (h) Section 18 of the Canadian Security Agreement is amended by adding the following sentence at the end of paragraph (a): "The Collateral Agent acknowledges and agrees that, in taking such actions and exercising such powers, it is acting as agent for each of the Banks and EDC."

         (i) Section 18 of the Canadian Security Agreement is amended by (x) deleting clause (b) of the second sentence in paragraph (c) thereof in its entirety and replacing it with "(b) the Collateral Agent shall not be required to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers (x) which are expressly contemplated by the Security Documents and (y) which it has been instructed to exercise by the Required Secured Banks (or EDC and such other number or percentage of Banks as shall be necessary under the relevant circumstances) and", (y) inserting "to which it is party" after "Loan Documents" in clause (c) of the second sentence of paragraph (c) thereof and (z) inserting "EDC," immediately before "the Banks" in the first sentence of paragraph (h) thereof.

         (j) Section 18 of the Canadian Security Agreement is amended by adding the following new paragraph at the end of Section 18:

                  "Promptly upon receiving actual notice of the execution and registration of any charge other than the Transaction Liens against any of the Leasehold Mortgaged Property or Mortgaged Property located in any jurisdiction in Canada, the Collateral Agent will use all commercially reasonable efforts to provide notice thereof to EDC, provided that the Collateral Agent shall have no liability to EDC for failure to give such notice."

         (k) Section 25 of the Canadian Security Agreement is amended by (x) replacing the reference to "19(f)" therein with "19(h)", (y) inserting "or EDC" after "Bank" in the parenthetical in the second sentence and (z) replacing the second occurrence of "Bank" in the second sentence with "Banks or EDC", as the case may be."

         Section 11. Consent to Amendments. Each Bank whose signature appears on the consent pages to this Amendment hereby consents to the amendment of (i) the Canadian Security Agreement set forth herein, (ii) the U.S. Security Agreement set forth in Amendment No. 1 to the U.S. Security Agreement dated as of the date hereof between NNL, NNI, the Subsidiaries party thereto and JPMorgan Chase Bank, as collateral agent, a copy of which is attached hereto as Annex A, (iii) certain Foreign Subsidiary Guarantees set forth in Amendment No. 1 to those Foreign Subsidiary Guarantees between Nortel Networks (Ireland) Limited, Nortel Networks (U.K.) Limited, Nortel Networks (Asia) Limited and JPMorgan Chase Bank, as collateral agent, the form of which is attached hereto as Annex E, (iv) certain Mortgages and Leasehold Mortgages substantially as set forth in Annex F (in the case of Mortgages or Leasehold Mortgages with respect to property located in the U.S.) or Annex G (in the case of Mortgages or Leasehold Mortgages with respect to property located in Canada) and (v) certain Quebec pledge agreements dated as of January 31, 2002, substantially as set forth in Annex H. For the purpose of Section 11(iv), "MORTGAGES" and "LEASEHOLD MORTGAGES" shall have the meaning set forth in the Canadian Security Agreement as amended hereby.

         Section 12. Representations of NNL and NNI. (a) Each of NNL and NNI represents and warrants that (i) the representations and warranties set forth in
Article 4 of the 5-Year Agreements (as defined in the Canadian Security Agreement as amended hereby) will be true and correct as of the Security Amendment No. 1 Effective Date as defined in the Canadian Security Agreement as amended hereby and (ii) no Default will have occurred and be continuing on such date. For the purpose of this Section 12(a), "DEFAULT" means any condition or event which constitutes an "Event of Default" (as defined in the Canadian Security Agreement as amended hereby) or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default (as defined in the U.S. Security Agreement as amended hereby).

         (b) Each Lien Grantor represents and warrants that each of the representations and warranties set forth in Sections 4 through 10 of the Canadian

Security Agreement is true as applied to such Lien Grantor on the date specified therein. For the purpose of the foregoing sentence, references to "Drawdown Date" shall be deemed to include a reference to the Security Amendment No. 1 Effective Date as defined in the Canadian Security Agreement as amended hereby.

         (c) Each Lien Grantor represents and warrants that the information contained in Section (A)(1) and (2) of the Perfection Certificates delivered by such Lien Grantor pursuant to Section 4(i) of the Canadian Security Agreement as such information may have been amended or supplemented pursuant to new or revised Perfection Certificates delivered to the Collateral Agent on or prior to the Security Amendment No. 1 Effective Date (as defined in the Canadian Security Agreement as amended hereby) is correct and complete as of such date.

         Section 13. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

         Section 14. Counterparts; Effectiveness. (a) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         (b) This Amendment shall become effective as of the date on which the Collateral Agent shall have received:

                  (i) duly executed counterparts hereof signed by each of the Lien Grantors which are parties hereto, the Collateral Agent, EDC and the Required Secured Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Collateral Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                  (ii) evidence satisfactory to the Collateral Agent that no loans are outstanding under the Credit Agreements set forth in Schedule 1 hereto (the "364-DAY AGREEMENTS") and no interest has accrued and is unpaid thereunder;

                  (iii) evidence satisfactory to the Collateral Agent that all fees and other amounts payable for the account of the banks and agents party to the 364-Day Agreements including, to the extent invoiced prior to such date, all out-of-pocket expenses (including, without limitation, legal fees and expenses) required to be reimbursed or paid by NNL or NNI thereunder, have been paid in full;

                  (iv) one or more opinions of counsel to the Company in form and substance reasonably satisfactory to the Collateral Agent; and

                  (v) the filing of any financing statements or financing change statements required to reflect the changes set forth in this Amendment, if reasonably requested by the Collateral Agent.

         (c) Upon the effectiveness of this Amendment, the commitments of the banks under the 364-Day Agreements shall terminate in their entirety immediately and automatically without further action by any party to the 364-Day Agreements.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                               JPMORGAN CHASE BANK, as
                                               Collateral Agent


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               EXPORT DEVELOPMENT CANADA


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               NORTEL NETWORKS LIMITED


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                             NORTEL NETWORKS INC.
                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


SUBSIDIARY GUARANTORS

                                              1328556 ONTARIO INC.

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                              NORTEL COMMUNICATIONS INC.

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             NORTEL NETWORKS GLOBAL
                                             CORPORATION

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             NORTEL NETWORKS
                                             INTERNATIONAL CORPORATION

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             NORTEL NETWORKS
                                             TECHNOLOGY CORPORATION


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

BANKS

                                             JPMORGAN CHASE BANK,
                                             TORONTO BRANCH, AS BANK

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             CREDIT SUISSE FIRST BOSTON

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             CITIBANK CANADA

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             ROYAL BANK OF CANADA

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             DEUTSCHE BANK AG, CANADA
                                             BRANCH

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:



                                             ABN AMRO BANK CANADA
                                             BRANCH

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             SOCIETE GENERALE (CANADA)

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             CANADIAN IMPERIAL BANK OF
                                             COMMERCE

                                             By:
                                                --------------------------------
                                                Name:
                                                Title: